Variable Interest Entities	12 Months Ended
Dec. 31, 2014
VARIABLE INTEREST ENTITIES [Abstract]
Variable Interest Entities

3. VARIABLE INTEREST ENTITIES

Consolidated VIEs

Basic Information

PRC law and regulations prohibit or restrict foreign ownership of companies that operate online games and internet content services. Consequently, the Group operates its online game business and its platform channel business primarily through its principal VIEs. Both Gamease and Guanyou Gamespace are directly owned by Tao Wang, Changyou’s former Chief Executive Officer (“Mr. Wang”), and Dewen Chen, the Company’s Co-Chief Executive Officer (“Mr. Chen”), who hold 60% and 40%, respectively, of each of these entities. Shanghai ICE is owned by two Changyou employees, Runa Pi and Rong Qi, each of whom holds 50% of Shanghai ICE. Capital for these VIEs is funded by the Company through loans provided to Mr. Wang, Mr. Chen, Ms. Pi and Ms. Qi, and the loans are initially recorded as loans to related parties. The Group is in the process of transferring each of the individual shareholders’ ownership interests in Gamease, Guanyou Gamespace and Shanghai ICE to entities that are affiliates of the Group.

On July 31, 2014, the Group purchased from existing shareholders of MoboTap shares of MoboTap representing 51% of the equity interests in MoboTap on a fully-diluted basis. See “Acquisition of MoboTap” in Note 2.f. MoboTap’s VIE Wuhan Baina Information (“Wuhan Baina”) is held 60% and 40%, respectively, by the Group’s VIE Gamease and Yongzhi Yang, the chief executive officer of MoboTap.

The loans to the shareholders of Gamease and Guanyou Gamespace, Shanghai ICE and Wuhan Baina and the registered capital of these VIEs are eliminated for accounting purposes during consolidation.

Under contractual agreements with the Company, shareholders of Gamease, Guanyou Gamespace, Shanghai ICE and Wuhan Baina are required to transfer their ownership in Gamease, Guanyou Gamespace and Shanghai ICE to the Company, if permitted by PRC law and regulations, or, if not so permitted, to designees of the Company at any time to repay the loans outstanding. All voting rights of Gamease, Guanyou Gamespace, Shanghai ICE and Wuhan Baina are assigned to the Company; the Company has the right to designate all directors and senior management personnel of Gamease, Guanyou Gamespace Shanghai ICE and Wuhan Baina. Mr. Wang, Mr. Chen and the two Changyou employees have pledged their shares in Gamease, Guanyou Gamespace and Shanghai ICE as collateral for the loans. The aggregate amount of these loans as of December 31, 2014 was $4.9 million.

Effective upon the completion of the 7Road Reorganization, Shenzhen 7Road became a VIE of 7Road, of which approximately 71.926% was owned by Changyou through Changyou HK Webgames. Shenzhen 7Road was directly owned by Changyou’s VIE Gamease, which held 68.258%, and by the other shareholders of Shenzhen 7Road, who held 31.742%. On June 5, 2013, Changyou, through Changyou HK Webgames, acquired all of the ordinary shares of 7Road held by the non-controlling shareholders of 7Road and, through Gamease, acquired all of the equity interests in Shenzhen 7Road held by shareholders other than Gamease. See Note 2.c “— Acquisition and Restructuring of 7Road.” The Company is a primary beneficiary of Shenzhen 7Road, as a result of contractual arrangements among Shenzhen 7Road, 7Road Technology and Gamease.

The Group has adopted the guidance of accounting for variable interest entities, which requires certain variable interest entities to be consolidated by the primary beneficiary of the entity. The Group’s management evaluated the contractual relationships between the Company, AmazGame and Gamease, the contractual relationship between the Company, Gamespace and Guanyou Gamespace; the contractual relationship between the Company, ICE Information and Shanghai ICE; the contractual relationship between the Company, 7Road Technology and Shenzhen 7Road; the contractual relationship between the Company, Beijing Baina Technology and Wuhan Baina Information; and the economic benefit flows of these contractual arrangements. In connection with such evaluation, management also took into account the fact that, as a result of these contractual arrangements, AmazGame, Gamespace, ICE Information, 7Road Technology, and Beijing Baina Technology, control 100% of the shareholders’ voting interests in Gamease, Guanyou Gamespace, Shanghai ICE, Shenzhen 7Road and Wuhan Baina Information. The Group concluded that Gamease, Guanyou Gamespace, Shanghai ICE, Shenzhen 7Road, and Wuhan Baina Information are variable interest entities of the Company and that the Company is the primary beneficiary of each of them. As a result, Gamease’s, Guanyou Gamespace’s, Shanghai ICE’s, Shenzhen 7Road’s and Wuhan Baina Information’s results of operations, assets and liabilities have been included in the Group’s consolidated financial statements.

Financial Information

The following combined financial information of the Group’s VIEs was included in the accompanying consolidated financial statements of the Group as follows:

	As of December 31, (in thousands)
	2013	2014
ASSETS:
Cash and cash equivalents	$107,356	$13,926
Restricted time deposit	—	294
Accounts receivable, net	31,245	62,725
Prepaid expense	1,659	7,762
Other receivable	19,843	7,130
Due from affiliates	223,485	171,808
Due from Sohu Group	392	5,095
Others	1,826	1,406

Total current assets	385,806	270,146

Goodwill	128,139	127,541
Deferred tax assets and provision	479	18,066
Other non-current assets	91,929	81,723

Total assets	$606,353	$497,476

LIABILITIES:
Accounts payable	$25,986	$27,153
Accrued and other short-term liabilities	21,160	17,022
Due to affiliates	226,510	233,715
Receipts in advance and deferred revenue	43,252	37,871
Tax payable	1,453	5,139
Contingent consideration- current	—	3,935

Total current liabilities	318,361	324,835

Contingent consideration- non-current	4,162	1,929
Other long-term liabilities	3,777	1,799

Total liabilities	$326,300	$328,563

	For the Year ended December 31, (in thousands)
	2012	2013	2014
Net revenue	$613,629	$719,253	$726,668
Net income (loss)	99,276	(1,170)	(108,889)

	For the Year ended December 31, (in thousands)
	2012	2013	2014
Net cash provided by operating activities	$66,739	$102,086	$2,296
Net cash used in investing activities	(43,087)	(53,925)	(94,257)
Net cash used in financing activities	(13,106)	—	(793)

Under contractual arrangements with the Company’s VIEs, the Company has the power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore, the Company considers that there is no asset of the consolidated VIEs that can be used only to settle obligations of the VIEs, except for registered capital and PRC statutory reserves of the VIEs. As of December 31, 2014, the registered capital and PRC statutory reserves of the Company’s VIEs totaled $41.2 million. As the Company’s consolidated VIEs are incorporated as limited liability companies under PRC law, creditors of the consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of such VIEs.

Currently there is no contractual arrangement that requires the Company to provide additional financial support to the Company’s VIEs. As the Company is conducting its online game business and platform channel business mainly through its principal VIEs, the Company may provide such support on a discretionary basis in the future, which could expose the Company to a loss.

Summary of significant agreements currently in effect

Agreements Between Principal VIEs and Nominee Shareholders

Loan agreements and equity pledge agreements between AmazGame and the shareholders of Gamease and between Gamespace and the shareholders of Guanyou Gamespace. The loan agreements provide for loans to the respective shareholders of Gamease and Guanyou Gamespace for the shareholders to make contributions to the registered capital of Gamease and Guanyou Gamespace in exchange for the equity interests in Gamease and Guanyou Gamespace. Under the equity pledge agreements, the respective shareholders of Gamease and Guanyou Gamespace pledge to AmazGame and Gamespace, their equity interests in Gamease and Guanyou Gamespace to secure the performance of their obligations under the loan agreements and Gamease’s and Guanyou Gamespace’s obligations to AmazGame and Gamespace under the various VIE-related agreements. The loans are interest free and are repayable on demand, but the shareholders can only repay the loans by transferring to AmazGame and Gamespace, as the case may be, their equity interests in Gamease and Guanyou Gamespace.

Equity interest purchase right agreements between AmazGame and the shareholders of Gamease and between Gamespace and the shareholders of Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace have the right, exercisable at any time when it becomes legal to do so under PRC law, to purchase from the respective shareholders of Gamease and Guanyou Gamespace all or any part of their equity interests at a purchase price equal to their initial contributions to registered capital.

Powers of attorney executed by the shareholders of Gamease in favor of AmazGame and by the shareholders of Guanyou Gamespace in favor of Gamespace, with a term of 10 years. These powers of attorney give AmazGame and Gamespace the exclusive right to appoint nominees to act on behalf of their respective shareholders in connection with all actions to be taken by Gamease and Guanyou Gamespace.

Business operation agreements between AmazGame and the shareholders of Gamease and between Gamespace and the shareholders of Guanyou Gamespace. These agreements set forth the right of AmazGame and Gamespace, to control the actions of the respective shareholders of Gamease and Guanyou Gamespace. Each agreement has a term of 10 years.

Call option agreement among ICE Information, Shanghai ICE and Shanghai ICE shareholders. This agreement provides to ICE Information and any third party designated by ICE Information the right, exercisable at any time during the term of the agreement, if and when it is legal to do so under PRC law, to purchase from the shareholders all or any part of their shares in Shanghai ICE or purchase from Shanghai ICE all or part of its assets or business at the lowest purchase price permissible under PRC law. The agreement further provides that Shanghai ICE or its shareholders will transfer back to ICE Information any such purchase price they have received from ICE Information, upon the request of ICE Information, as and to the extent allowed under PRC law.

Share pledge agreement among ICE Information, Shanghai ICE and the shareholders of Shanghai ICE. Pledge by the shareholders to ICE Information of their equity interests in Shanghai ICE, to secure the performance of their obligations and Shanghai ICE’s obligations under the various VIE-related agreements. If Shanghai ICE or any of the shareholders of Shanghai ICE breaches its, his or her obligations under any VIE-related agreements, ICE Information is entitled to exercise its rights as pledgee of the equity interests.

Business operation agreement among ICE Information, Shanghai ICE and the shareholders of Shanghai ICE. This agreement sets forth the right of ICE Information to control the actions of the shareholders of Shanghai ICE. This agreement terminates only if ICE Information is dissolved.

Amended and restated equity interest purchase right agreement among 7Road Technology, Shenzhen 7Road and Gamease, which is Shenzhen 7Road’s sole shareholder. Under this agreement, 7Road Technology and any third-party designated by 7Road Technology have the right, exercisable at any time during the term of the agreement, if and when it is legal to do so under PRC law, to purchase from Gamease all or any part of its shares in Shenzhen 7Road at a nominal purchase price. This agreement has a term of 10 years, is renewable by 7Road Technology for such term as it may determine and is terminable by 7Road Technology by notice to the other parties at any time when, under PRC law as then in effect, 7Road Technology cannot exercise its purchase right, and is also terminable if Shenzhen 7Road’s or 7Road’s existence is terminated, by mutual agreement of the parties or upon the written request of 7Road Technology. Neither Gamease nor Shenzhen 7Road has any power to terminate the agreement.

Amended and restated equity interest pledge agreement among 7Road Technology, Shenzhen 7Road and Gamease. Under this agreement, Gamease pledges to 7Road Technology Gamease’s equity interests in Shenzhen 7Road to secure the performance of Gamease’s obligations and Shenzhen 7Road’s obligations under the various VIE-related agreements. If Gamease or Shenzhen 7Road breaches its obligations under any VIE-related agreements, 7Road Technology is entitled to exercise its rights as the beneficiary under the Equity Interest Pledge Agreements. This agreement terminates only after all of the obligations of Gamease and/or of Shenzhen 7Road under the various VIE-related agreements are no longer in effect.

Amended and restated business operation agreement among 7Road Technology, Shenzhen 7Road and Gamease. This agreement grants to 7Road Technology the right to control the actions of Shenzhen 7Road and to control the actions of Gamease in its capacity as the sole shareholder of Shenzhen 7Road. This agreement has an initial term of 10 years, is renewable by 7Road Technology for such term as it may determine and is terminable early if the existence of Shenzhen 7Road or 7Road Technology is terminated, or upon 30 days’ advance written notice of 7Road Technology to Shenzhen 7Road.

Power of attorney executed by Gamease in favor of 7Road Technology. This power of attorney gives 7Road Technology the exclusive right to appoint designees to act on behalf of Gamease in connection with all actions to be taken by Shenzhen 7Road requiring shareholder approval.

Share pledge agreement among Beijing Baina Technology, Wuhan Baina Information and the shareholders of Wuhan Baina Information, which are Gamease and Yongzhi Yang. Pledge by the Gamease and Yongzhi Yang to Beijing Baina Technology of their equity interests in Wuhan Baina Information, to secure the performance of their respective obligations and Wuhan Baina Information’s obligations under the various VIE-related agreements. If Wuhan Baina Information or any of the shareholders of Wuhan Baina Information breaches its or his obligations under any VIE-related agreements, Being Baina Technology is entitled to exercise its rights as pledgee of the equity interests.

Call option agreement among Beijing Baina Technology, Gamease, Wuhan Baina Information and Yongzhi Yang. Provides to Beijing Baina Technology and any third party designated by Beijing Baina Technology the right, exercisable at any time during the term of the agreement, if and when it is legal to do so under PRC law, to purchase from Gamease and Yongzhi Yang all or any part of their shares in Wuhan Baina Information or to purchase from Wuhan Baina Information all or part of its assets or business at the lowest purchase price permissible under PRC law.

Assignment agreement among Beijing Baina Technology, Gamease, Wuhan Baina Information and Yongzhi Yang. Gamease and Yongzhi Yang, as shareholders of Wuhan Baina Information, unconditionally and irrevocably appoint Beijing Baina Technology or its designee to exercise their voting and other rights as shareholders of Wuhan Baina Information.

Business Arrangements Between Principal WFOEs and VIEs

Technology support and utilization agreements between AmazGame and Gamease and between Gamespace and Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace have the exclusive right to provide certain product development and application services and technology support to Gamease and Guanyou Gamespace, respectively, for a fee equal to a predetermined percentage, subject to adjustment by AmazGame or Gamespace at any time, of Gamease’s and Guanyou Gamespace’s respective revenues. Each agreement terminates only when AmazGame or Gamespace is dissolved.

Services and maintenance agreements between AmazGame and Gamease between Gamespace and Guanyou Gamespace. Pursuant to these agreements, AmazGame and Gamespace, respectively, provide marketing, staffing, business operation and maintenance services to Gamease and Guanyou Gamespace, respectively, in exchange for a fee equal to the cost of providing such services plus a predetermined margin. Each agreement terminates only when AmazGame or Gamespace, as the case may be, is dissolved.

Exclusive business cooperation agreement between ICE Information and Shanghai ICE. This agreement sets forth the exclusive right of ICE Information to provide business support and technical services to Shanghai ICE. The agreement terminates only when and if ICE Information is dissolved.

Exclusive technology consulting and services agreement between ICE Information and Shanghai ICE. This agreement provides to ICE Information the exclusive right to provide technical consultation and other related services to Shanghai ICE in exchange for a fee equal to the balance of Shanghai ICE’s gross income after deduction of related costs and expenses. The agreement terminates only if ICE Information is dissolved.

Technology development and utilization agreement between 7Road Technology and Shenzhen 7Road. Under this agreement, 7Road Technology has the exclusive right to provide product development and application services and technology support to Shenzhen 7Road for a fee based on Shenzhen 7Road’s revenues, which fee can be adjusted by 7Road Technology at any time in its sole discretion. The fee is eliminated upon consolidation. This agreement will terminate if the existence of 7Road Technology or Shenzhen 7Road is terminated, by mutual agreement of the parties or upon failure to perform due to a force majeure event.

Services and maintenance agreement between 7Road Technology and Shenzhen 7Road. Pursuant to this agreement, 7Road Technology provides marketing and maintenance services to Shenzhen 7Road in exchange for a fee equal to the cost of providing such services plus a predetermined margin. This agreement will terminate if the existence of 7Road Technology or Shenzhen 7Road is terminated, by mutual agreement of the parties or upon failure to perform due to a force majeure event.

Exclusive Services agreement between Beijing Baina Technology and Wuhan Baina Information. Beijing Baina Technology agrees to provide Wuhan Baina Information with technical services, business consulting, capital equipment lease, market consulting, integration of systems, research and development of products and maintenance of systems. Service fees are to be determined with reference to the specific services provided, based on a transfer pricing analysis.

Certain of the agreements described above between the Company’s principal VIEs and the corresponding wholly-owned subsidiaries, or WFOEs, of the Company do not have renewal terms. However, because the VIEs are controlled by their corresponding WFOEs through their respective business operation agreements and through the powers of attorney granted to the WFOEs by the shareholders of the VIEs, such agreements can be, and are expected to be, renewed at the election of the WFOEs.

VIE-Related Risks

It is possible that the Group’s operation of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Group’s management considers the possibility of such a finding by PRC regulatory authorities under current law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released on its Website for public comment a proposed PRC law (the “Draft FIE Law”) that appears to include VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Group’s VIE arrangements, and as a result the Group’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law does not make clear how “control” would be determined for such purpose, and is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIE Law if it becomes effective, that the Group’s operation of certain of its operations and businesses through VIEs, regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group’s income, revoking the business or operating licenses of the affected businesses, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Group’s business operations, and have a severe adverse impact on the Group’s cash flows, financial position and operating performance.

In addition, it is possible that the contracts among the Group, the Group’s VIEs and shareholders of its VIEs would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC law and regulations or are otherwise not enforceable for public policy reasons. In the event that the Group was unable to enforce these contractual arrangements, the Group would not be able to exert effective control over the affected VIEs. Consequently, such VIE’s results of operations, assets and liabilities would not be included in the Group’s consolidated financial statements. If such were the case, the Group’s cash flows, financial position and operating performance would be severely adversely affected. The Group’s contractual arrangements with respect to its consolidated VIEs are approved and in place. The Group’s management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Group’s operations and contractual relationships would find the contracts to be unenforceable.

The Group’s operations and businesses rely on the operations and businesses of its VIEs, which hold certain recognized and unrecognized revenue-producing assets. The recognized revenue-producing assets include goodwill and intangible assets acquired through business acquisitions. Goodwill primarily represents the expected synergies from combining an acquired business with the Group. Intangible assets acquired through business acquisitions mainly consist of customer relationships, non-compete agreements, user bases, copyrights, trademarks and developed technologies. Unrecognized revenue-producing assets mainly consist of licenses and intellectual property. Licenses include operations licenses, such as Internet information service licenses and licenses for providing content. Intellectual property developed by the Group mainly consists of patents, copyrights, trademarks, and domain names. The Group’s operations and businesses may be adversely impacted if the Group loses the ability to use and enjoy assets held by these VIEs.